Reconciliations of Non-GAAP Financial Measures

September 30, 2023

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net (loss) income	$(15,101)	$(50,064)	$(3,400)	$7,343
Add:
Depreciation and amortization of real estate assets	43,242	47,427	140,211	137,855
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures	2,255	6,090	6,505	15,856
Net loss on sales of real estate	46,545	80	75,893	4,581
Net gain on sales of real estate related to unconsolidated joint ventures	—	—	—	(220)
Impairment of real estate	—	60,857	7,064	72,602
FFO	$76,941	$64,390	$226,273	$238,017
Write-offs of cash and straight-line rental income receivable and lease intangibles	939	16,370	1,371	15,831
Lease termination income	—	—	—	(2,338)
Loss on extinguishment of debt	—	140	1,541	411
Provision for (recovery of) loan losses and other reserves	328	(217)	549	(12)
Support payments paid to joint venture manager (1)	—	2,254	—	5,880
Other normalizing items (2)	(1,003)	(65)	1,066	2,586
Normalized FFO	$77,205	$82,872	$230,800	$260,375
FFO	$76,941	$64,390	$226,273	$238,017
Stock-based compensation expense	2,235	2,117	5,468	5,367
Non-cash rental and related revenues	(1,312)	13,031	(6,781)	4,970
Non-cash interest income	8	(589)	(380)	(1,683)
Non-cash interest expense	3,088	2,798	9,179	8,300
Non-cash portion of loss on extinguishment of debt	—	140	1,541	411
Provision for (recovery of) loan losses and other reserves	328	(217)	549	(12)
Other adjustments related to unconsolidated joint ventures	133	(2,378)	371	(4,056)
Other adjustments (3)	61	36	224	2,430
AFFO	$81,482	$79,328	$236,444	$253,744
Cash portion of lease termination income	—	—	—	(2,338)
Write-off of cash rental income	—	—	—	71
Support payments paid to joint venture manager (1)	—	2,254	—	5,880
Other normalizing items (2)	(1,017)	(80)	1,021	250
Normalized AFFO	$80,465	$81,502	$237,465	$257,607
Amounts per diluted common share:
Net (loss) income	$(0.07)	$(0.22)	$(0.01)	$0.03
FFO	$0.33	$0.28	$0.97	$1.03
Normalized FFO	$0.33	$0.36	$0.99	$1.12
AFFO	$0.35	$0.34	$1.01	$1.09
Normalized AFFO	$0.34	$0.35	$1.02	$1.11
Weighted average number of common shares outstanding, diluted:
Net (loss) income	231,224,692	230,982,227	231,197,375	231,779,750
FFO and Normalized FFO	232,835,849	231,993,295	232,566,392	231,779,750
AFFO and Normalized AFFO	233,988,463	232,858,600	233,878,874	232,810,528
(1)    Funding for support payments did not require capital contributions from Sabra but rather were funded with proceeds received by our Enlivant unconsolidated joint venture from TPG for the issuance of senior preferred interests.
(2)     Other normalizing items for FFO and AFFO for the three and nine months ended September 30, 2023 include $3.7 million of gain on insurance proceeds in both periods and $1.3 million and $1.4 million of transition expenses related to the transition of 14 Senior Housing - Managed communities to new operators, respectively. Other normalizing items for FFO for the nine months ended September 30, 2022 include $2.2 million of foreign currency transaction loss related to our Canadian borrowings. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries and certain adjustments for amounts recorded in the current period that relate to a prior period.
(3)    Other adjustments for the nine months ended September 30, 2022 includes $2.2 million of foreign currency transaction loss related to our Canadian borrowings.
See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Twelve Months Ended
September 30, 2023
Net loss	$(88,348)
Interest	112,922
Income tax expense	1,633
Depreciation and amortization	190,138
EBITDA	$216,345
Loss from unconsolidated joint ventures	32,675
Other-than-temporary impairment of unconsolidated joint ventures	57,778
Distributions from unconsolidated joint venture	1,694
Stock-based compensation expense	7,554
Provision for loan losses and other reserves and non-cash revenue write-offs	2,212
Impairment of real estate	28,504
Loss on extinguishment of debt	1,541
Other expense	(85)
Lease termination income	(139)
Net loss on sales of real estate	83,323
Adjusted EBITDA (1)	$431,402
Annualizing adjustments (2)	(11,415)
Annualized Adjusted EBITDA (3)	$419,987

September 30, 2023
Secured debt	$48,643
Revolving credit facility	32,623
Term loans	540,460
Senior unsecured notes	1,750,000
Consolidated Debt	2,371,726
Cash and cash equivalents	(33,256)
Net Debt	$2,338,470

September 30, 2023
Net Debt	$2,338,470
Annualized Adjusted EBITDA	$419,987
Net Debt to Adjusted EBITDA	5.57x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of (Loss) Income
Supplemental Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cash rental income	$88,006	$92,966	$265,044	$288,532
Straight-line rental income	849	2,006	3,699	7,042
Straight-line rental income receivable write-offs	(992)	(16,606)	(1,510)	(17,068)
Above/below market lease amortization	1,456	1,569	4,592	4,730
Above/below market lease intangible write-offs	—	—	—	326
Operating expense recoveries	3,766	4,279	11,404	13,706
Rental and related revenues	$93,085	$84,214	$283,229	$297,268

See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Revenues:
Resident fees and services	$59,748	$58,428	$56,721	$52,699	$47,610
Resident fees and services not included in same store (1)	(20,119)	(19,369)	(18,144)	(13,945)	(10,389)
Same store resident fees and services	$39,629	$39,059	$38,577	$38,754	$37,221

Net (loss) income	$(15,101)	$21,188	$(9,487)	$(84,948)	$(50,064)
Adjustments:
Net loss (income) not related to Senior Housing - Managed Consolidated	18,920	(18,985)	956	87,968	50,741
Depreciation and amortization	11,885	12,279	11,131	10,524	10,228
Other income	(470)	—	—	—	—
Net (gain) loss on sale of real estate	(9)	(18)	10,484	—	—
Cash Net Operating Income	$15,225	$14,464	$13,084	$13,544	$10,905
Cash Net Operating Income not included in same store (1)	(4,311)	(4,095)	(2,708)	(3,021)	(2,395)
Same store Cash Net Operating Income	$10,914	$10,369	$10,376	$10,523	$8,510

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended September 30, 2023
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net (loss) income	$(1,422)	$2,850	$3,819	$(645)	$6,024	$5,775	$3,266	$8,794	$(37,538)	$(15,101)
Adjustments:
Depreciation and amortization	22,219	4,296	11,885	—	16,181	3,353	1,460	—	29	43,242
Interest	207	223	—	—	223	—	—	—	27,726	28,156
General and administrative	—	—	—	—	—	—	—	—	10,759	10,759
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	328	328
Other income	—	—	(470)	—	(470)	—	—	—	(1,759)	(2,229)
Net loss (gain) on sales of real estate	44,286	2,268	(9)	—	2,259	—	—	—	—	46,545
Loss from unconsolidated joint ventures	—	—	—	645	645	—	—	—	—	645
Income tax expense	—	—	—	—	—	—	—	—	455	455
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	2,612	2,612	—	—	—	—	2,612

Net Operating Income	$65,290	$9,637	$15,225	$2,612	$27,474	$9,128	$4,726	$8,794	$—	$115,412

Non-cash revenue and expense adjustments	(1,359)	(429)	—	—	(429)	657	(128)	8	—	(1,251)

Cash Net Operating Income	$63,931	$9,208	$15,225	$2,612	$27,045	$9,785	$4,598	$8,802	$—	$114,161

         See reporting definitions.                                  6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Property Type
(in thousands)

	Nine Months Ended September 30, 2023
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$48,199	$14,224	$(2,509)	$(2,136)	$9,579	$19,133	$9,789	$25,991	$(116,091)	$(3,400)
Adjustments:
Depreciation and amortization	77,620	13,016	35,295	—	48,311	9,819	4,382	—	79	140,211
Interest	627	677	—	—	677	—	—	—	83,720	85,024
General and administrative	—	—	—	—	—	—	—	—	30,793	30,793
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	549	549
Impairment of real estate	7,064	—	—	—	—	—	—	—	—	7,064
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	1,541	1,541
Other income	—	—	(470)	—	(470)	—	—	—	(2,100)	(2,570)
Net loss on sales of real estate	61,692	3,744	10,457	—	14,201	—	—	—	—	75,893
Loss from unconsolidated joint ventures	—	—	—	2,136	2,136	—	—	—	—	2,136
Income tax expense	—	—	—	—	—	—	—	—	1,509	1,509
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	7,319	7,319	—	—	—	—	7,319

Net Operating Income	$195,202	$31,661	$42,773	$7,319	$81,753	$28,952	$14,171	$25,991	$—	$346,069

Non-cash revenue and expense adjustments	(4,495)	(1,415)	—	—	(1,415)	(299)	(402)	(380)	—	(6,991)

Cash Net Operating Income	$190,707	$30,246	$42,773	$7,319	$80,338	$28,653	$13,769	$25,611	$—	$339,078

Annualizing adjustments (1)	55,119	11,066	19,709	3,126	33,901	12,230	4,670	8,537	—	114,457

Annualized Cash Net Operating Income	$245,826	$41,312	$62,482	$10,445	$114,239	$40,883	$18,439	$34,148	$—	$453,535

Reallocation adjustments (2)	606	5,598	—	—	5,598	24,426	—	(30,630)	—	—

Annualized Cash Net Operating Income, as adjusted	$246,432	$46,910	$62,482	$10,445	$119,837	$65,309	$18,439	$3,518	$—	$453,535

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of triple-net operating expenses (net of recoveries) and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as adjustments to reflect the February 1, 2023 transition of four real estate properties formerly operated by North American Health Care to Avamere.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
         See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Source
(in thousands)

	Nine Months Ended September 30, 2023
	Private Payors	Non-Private Payors	Other	Corporate	Total
Net income (loss)	$26,798	$59,902	$25,991	$(116,091)	$(3,400)
Adjustments:
Depreciation and amortization	66,936	73,196	—	79	140,211
Interest	727	577	—	83,720	85,024
General and administrative	—	—	—	30,793	30,793
Provision for loan losses and other reserves	—	—	—	549	549
Impairment of real estate	415	6,649	—	—	7,064
Loss on extinguishment of debt	—	—	—	1,541	1,541
Other income	(470)	—	—	(2,100)	(2,570)
Net loss on sales of real estate	31,357	44,536	—	—	75,893
Loss from unconsolidated joint ventures	2,136	—	—	—	2,136
Income tax expense	—	—	—	1,509	1,509
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	7,319	—	—	—	7,319

Net Operating Income	$135,218	$184,860	$25,991	$—	$346,069

Non-cash revenue and expense adjustments	(3,162)	(3,449)	(380)	—	(6,991)

Cash Net Operating Income	$132,056	$181,411	$25,611	$—	$339,078

Annualizing adjustments (1)	51,049	54,871	8,537	—	114,457

Annualized Cash Net Operating Income	$183,105	$236,282	$34,148	$—	$453,535

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of triple-net operating expenses (net of recoveries) and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the February 1, 2023 transition of four real estate properties formerly operated by North American Health Care to Avamere.
         See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Nine Months Ended September 30, 2023
	Signature Healthcare	The Ensign Group	Avamere Family of Companies	Signature Behavioral	Recovery Centers of America	Holiday AL Holdings LP	Leo Brown Group	The McGuire Group	CommuniCare	Healthmark Group	All Other Relationships	Corporate	Total
Net income (loss)	$21,553	$18,582	$14,474	$17,697	$17,924	$(7,586)	$6,926	$10,737	$8,639	$9,635	$(5,890)	$(116,091)	$(3,400)
Adjustments:
Depreciation and amortization	10,582	10,295	9,103	6,726	908	15,379	10,705	5,345	2,991	2,487	65,611	79	140,211
Interest	—	—	—	—	—	—	367	—	—	—	937	83,720	85,024
General and administrative	—	—	—	—	—	—	—	—	—	—	—	30,793	30,793
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	549	549
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	7,064	—	7,064
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	1,541	1,541
Other income	—	—	—	—	—	—	—	—	—	—	(470)	(2,100)	(2,570)
Net loss on sales of real estate	—	—	1,408	—	—	10,457	—	—	—	—	64,028	—	75,893
Loss from unconsolidated joint ventures	—	—	—	—	—	—	—	—	—	—	2,136	—	2,136
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,509	1,509
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	—	—	—	—	—	—	—	7,319	—	7,319

Net Operating Income	$32,135	$28,877	$24,985	$24,423	$18,832	$18,250	$17,998	$16,082	$11,630	$12,122	$140,735	$—	$346,069

Non-cash revenue and expense adjustments	15	13	139	(610)	228	—	(953)	(3,158)	617	2	(3,284)	—	(6,991)

Cash Net Operating Income	$32,150	$28,890	$25,124	$23,813	$19,060	$18,250	$17,045	$12,924	$12,247	$12,124	$137,451	$—	$339,078

Annualizing adjustments (1)	10,011	8,764	10,195	8,285	8,024	7,109	6,294	4,408	4,348	4,041	42,978	—	114,457

Annualized Cash Net Operating Income	$42,161	$37,654	$35,319	$32,098	$27,084	$25,359	$23,339	$17,332	$16,595	$16,165	$180,429	$—	$453,535

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of triple-net operating expenses (net of recoveries) and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the February 1, 2023 transition of four real estate properties formerly operated by North American Health Care to Avamere.
         See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the February 1, 2023 transition of four real estate properties formerly operated by North American Health Care to Avamere.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
         See reporting definitions.                                  10

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
         See reporting definitions.                                  11